UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 6, 2007

DOCUMENT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-20981	33-0485994
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5958 Priestly Drive Carlsbad, CA	92008
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (760) 602-1400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of Document Sciences Corporation (the “Company”) amended Article VIII of the Company’s Bylaws (the “Bylaws”), effective as of December 6, 2007, in connection with the ability of the Company to issue uncertificated shares and become eligible for participation in the Direct Registration System as administered by the Depository Trust Company.

The full text of the Amended and Restated Bylaws is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.2	Amended and Restated Bylaws of Document Sciences Corporation

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENT SCIENCES CORPORATION

Date: December 6, 2007	By:	/s/ John L. McGannon
	Name:	John L. McGannon
	Title:	President and Chief Executive Officer

3

EXHIBIT INDEX

Exhibit Number	Description
3.2	Amended and Restated Bylaws of Document Sciences Corporation

4